Exhibit 99.2

BANKFINANCIAL CORPORATION
SECOND QUARTER 2013
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	0.02%	0.19%	(6.66)%	(1.39)%	0.21%
Return on equity (ratio of net income (loss) to average equity) (1)	0.17	1.55	(50.32)	(10.20)	1.56
Net interest rate spread (1)	3.25	3.39	3.51	3.69	4.04
Net interest margin (1)	3.31	3.45	3.58	3.76	4.11
Efficiency ratio, less goodwill impairment	97.81	90.40	104.78	105.04	87.07
Noninterest expense to average total assets, less goodwill impairment (1)	3.46	3.61	4.05	4.26	3.68
Average interest–earning assets to average interest–bearing liabilities	121.24	120.81	123.20	123.54	123.50
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	308	347	352	347	350

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$18,303	$17,742	$20,361	$19,619	$17,679
Interest-bearing deposits in other financial institutions	293,790	293,386	255,403	217,110	203,028
Securities, at fair value	53,014	61,273	77,832	81,748	75,040
Loans held-for-sale	276	55	2,166	551	505
Loans receivable, net	1,012,316	1,004,404	1,030,465	1,080,489	1,118,928
Other real estate owned, net	6,262	8,088	10,358	14,994	17,251
Stock in Federal Home Loan Bank, at cost	6,068	7,566	8,412	9,067	10,160
Premises and equipment, net	36,830	37,530	38,251	38,555	38,934
Intangible assets	2,732	2,882	3,038	3,195	3,351
Bank owned life insurance	21,797	21,715	21,645	21,562	21,453
FDIC prepaid expense	—	2,188	2,658	3,118	3,738
Income tax receivable	—	—	461	461	694
Other assets	9,744	9,306	10,142	9,403	11,433
Total assets	$1,461,132	$1,466,135	$1,481,192	$1,499,872	$1,522,194

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,262,096	$1,271,550	$1,282,351	$1,278,196	$1,289,467
Borrowings	2,940	2,740	5,567	6,946	10,081
Other liabilities	22,867	18,206	20,384	16,733	19,703
Total liabilities	1,287,903	1,292,496	1,308,302	1,301,875	1,319,251
Stockholders’ equity	173,229	173,639	172,890	197,997	202,943
Total liabilities and stockholders’ equity	$1,461,132	$1,466,135	$1,481,192	$1,499,872	$1,522,194
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,276	$12,713	$13,801	$14,468	$15,824
Total interest expense	935	994	1,059	1,036	1,112
Net interest income before provision	11,341	11,719	12,742	13,432	14,712
Provision for loan losses	206	722	24,328	4,453	1,745
Net interest income	11,135	10,997	(11,586)	8,979	12,967
Noninterest income	1,509	2,866	1,771	1,831	1,418
Noninterest expense	12,568	13,185	15,207	16,032	14,044
Income (loss) before income tax	76	678	(25,022)	(5,222)	341
Income tax expense (benefit)	—	—	—	—	(457)
Net income (loss)	$76	$678	$(25,022)	$(5,222)	$798
Basic earnings (loss) per common share	$—	$0.03	$(1.25)	$(0.26)	$0.04
Diluted earnings (loss) per common share	$—	$0.03	$(1.25)	$(0.26)	$0.04

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$509	$499	$550	$548	$521
Other fee income	410	375	380	374	383
Insurance commissions and annuities income	86	109	151	125	112
Gain on sales of loans, net	(4)	1,417	246	210	118
Gain (loss) on disposition of premises and equipment	—	—	8	(7)	(157)
Loan servicing fees	114	123	115	124	119
Amortization of servicing assets	(85)	(59)	(68)	(61)	(67)
Recovery (impairment) of servicing assets	9	26	(17)	6	(31)
Earnings on bank owned life insurance	82	70	83	109	120
Trust income	183	181	188	171	190
Other	205	125	135	232	110
Total noninterest income	$1,509	$2,866	$1,771	$1,831	$1,418

Noninterest Expense
Compensation and benefits	$6,686	$6,752	$6,278	$6,353	$6,481
Office occupancy and equipment	1,805	1,948	2,019	1,904	2,105
Advertising and public relations	268	146	258	145	224
Information technology	816	749	813	880	825
Supplies, telephone, and postage	403	461	413	372	362
Amortization of intangibles	150	156	156	156	157
Nonperforming asset management	655	694	1,126	1,728	1,117
Loss (gain) on sales of other real estate owned	49	69	379	(42)	54
Valuation adjustments of other real estate owned	141	89	1,783	2,352	1,036
Operations of other real estate owned	232	353	344	432	601
FDIC insurance premiums	477	492	480	642	309
Other	886	1,276	1,158	1,110	773
Total noninterest expense	$12,568	$13,185	$15,207	$16,032	$14,044

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate loans	$200,181	$209,540	$218,596	$238,810	$252,034
Multi–family mortgage loans	353,924	338,502	352,019	374,164	390,112
Nonresidential real estate loans	255,429	261,207	264,672	288,976	299,567
Construction and land loans	7,152	6,933	8,552	13,774	15,391
Commercial loans	51,701	55,362	61,388	61,053	68,510
Commercial leases	157,606	147,168	139,783	121,200	121,356
Consumer loans	2,622	2,414	2,745	2,273	2,055
	1,028,615	1,021,126	1,047,755	1,100,250	1,149,025
Net deferred loan origination costs	798	731	745	827	781
Allowance for loan losses	(17,097)	(17,453)	(18,035)	(20,588)	(30,878)
Loans, net	$1,012,316	$1,004,404	$1,030,465	$1,080,489	$1,118,928

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$3,698	$4,601	$3,864	$3,785	$4,653
Multi–family mortgage loans	30,325	7,108	3,453	6,843	2,132
Nonresidential real estate loans	5,150	9,298	10,464	1,253	7,497
Construction and land loans	366	55	—	18	33
Commercial loans	43,745	45,822	42,352	37,898	33,388
Commercial leases	30,854	30,047	37,893	20,748	17,111
Consumer loans	1,090	874	1,262	1,253	932
	$115,228	$97,805	$99,288	$71,798	$65,746

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$11,072	$13,365	$14,102	$13,409	$15,320
Multi–family mortgage loans	15,988	20,485	19,366	20,384	23,684
Nonresidential real estate loans	10,691	12,318	20,874	5,808	13,267
Construction and land loans	140	892	1,435	78	1,448
Commercial loans	46,861	51,984	40,864	42,200	46,617
Commercial leases	20,422	24,685	17,194	20,909	20,046
Consumer loans	913	886	1,024	970	1,134
	$106,087	$124,615	$114,859	$103,758	$121,516

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,761	$1,362	$2,873	$2,446	$2,861
Multi–family mortgage loans	6,346	4,025	7,291	2,747	4,127
Nonresidential real estate loans	5,210	4,913	10,930	1,661	7,666
Construction and land loans	90	842	1,345	34	2
Commercial loans	2,807	6,480	7,720	7,150	8,206
Commercial leases	—	—	32	54	165
Consumer loans	—	2	9	6	7
	$16,214	$17,624	$30,200	$14,098	$23,034
(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$5,399	$5,988	$7,299	$11,334	$14,214
Multi–family mortgage loans	12,204	10,822	3,517	11,501	12,640
Nonresidential real estate loans	7,037	6,182	8,985	25,541	30,096
Construction and land loans	1,601	1,575	2,210	3,584	4,005
Commercial loans	689	883	256	747	3,533
Commercial leases	—	—	—	68	159
Consumer loans	1	11	—	6	13
Nonaccrual loans	26,931	25,461	22,267	52,781	64,660

Loans held-for-sale	15	15	1,752	—	—

Other real estate owned:
One–to–four family residential real estate loans	1,316	1,515	1,760	2,420	3,365
Multi–family real estate	—	—	720	1,985	2,645
Nonresidential real estate	1,757	2,896	3,504	4,244	4,496
Land	933	1,144	1,323	1,761	1,665
Other real estate owned	4,006	5,555	7,307	10,410	12,171
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	30,952	31,031	31,326	63,191	76,831

Purchased impaired loans:
One–to–four family residential real estate loans	$396	$388	$380	$2,125	$2,297
Multi–family mortgage loans	—	—	—	1,528	1,491
Nonresidential real estate loans	1,607	2,554	2,568	2,610	2,661
Construction and land loans	997	1,021	1,021	1,634	2,324
Commercial loans	21	21	20	357	677
Purchased impaired loans	3,021	3,984	3,989	8,254	9,450
Purchased other real estate owned:
One–to–four family residential real estate	179	205	320	320	535
Nonresidential real estate	372	372	462	577	927
Land	1,705	1,956	2,269	3,687	3,618
Purchased other real estate owned	2,256	2,533	3,051	4,584	5,080
Purchased impaired loans and OREO	5,277	6,517	7,040	12,838	14,530
Nonperforming assets	$36,229	$37,548	$38,366	$76,029	$91,361

Asset Quality Ratios
Nonperforming assets to total assets	2.48%	2.56%	2.59%	5.07%	6.00%
Nonperforming assets to total assets (1)	2.12	2.12	2.11	4.21	5.05
Nonaccrual loans to total loans	2.91	2.89	2.67	5.55	6.45
Nonaccrual loans to total loans (1)	2.62	2.49	2.29	4.80	5.63
Allowance for loan losses to nonaccrual loans	57.05	59.24	64.39	33.73	41.67
Allowance for loan losses to nonaccrual loans (1)	63.45	68.51	75.09	39.01	47.75

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$2,001	$4,539	$8,100	$3,810	$1,448
60 – 89 days past due	268	425	2,652	230	108
Matured Loans	1,839	2,670	3,550	7,801	2,553
	$4,108	$7,634	$14,302	$11,841	$4,109

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$17,453	$18,035	$20,588	$30,878	$31,638
Charge offs:
One–to–four family residential real estate loans	(176)	(369)	(7,958)	(3,145)	(591)
Multi–family mortgage loans	(374)	(236)	(4,355)	(2,159)	(135)
Nonresidential real estate loans	(153)	(79)	(10,097)	(5,435)	(2,202)
Construction and land loans	—	(927)	(3,273)	(806)	(185)
Commercial loans	(213)	(19)	(1,255)	(3,536)	(31)
Commercial leases	—	—	(53)	(68)	—
Consumer loans	(12)	—	(8)	(72)	(11)
	(928)	(1,630)	(26,999)	(15,221)	(3,155)
Recoveries:
One–to–four family residential real estate loans	85	242	41	7	74
Multi–family mortgage loans	159	57	48	11	96
Nonresidential real estate loans	103	19	6	7	284
Construction and land loans	1	2	2	6	58
Commercial loans	16	5	16	421	132
Commercial leases	—	—	—	—	—
Consumer loans	2	1	5	26	6
	366	326	118	478	650
Net charge–offs	(562)	(1,304)	(26,881)	(14,743)	(2,505)
Provision for loan losses	206	722	24,328	4,453	1,745
Ending balance	$17,097	$17,453	$18,035	$20,588	$30,878

Allowance for loan losses to total loans	1.66%	1.71%	1.72%	1.87%	2.69%
Net charge–off ratio (1)	0.22	0.51	9.97	5.24	0.85

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$137,146	$131,856	$134,597	$134,474	$140,801
Savings deposits	147,758	148,184	144,726	143,212	144,875
Money market accounts	340,243	345,591	349,092	346,989	347,889
Interest–bearing NOW accounts	349,942	348,059	348,683	340,425	336,629
Certificates of deposits	287,007	297,860	305,253	313,096	319,273
	$1,262,096	$1,271,550	$1,282,351	$1,278,196	$1,289,467
SELECTED AVERAGE BALANCES
Total average assets	$1,453,413	$1,462,119	$1,503,759	$1,504,438	$1,525,626
Total average interest–earning assets	1,373,855	1,379,156	1,416,629	1,419,829	1,440,147
Average loans	1,014,591	1,028,907	1,078,708	1,125,600	1,184,803
Average securities	57,022	73,284	80,485	74,260	77,077
Average stock in FHLB	6,809	8,026	8,761	9,614	10,741
Average other interest–earning assets	295,433	268,939	248,675	210,355	167,526
Total average interest–bearing liabilities	1,133,159	1,141,625	1,149,888	1,149,304	1,166,111
Average interest–bearing deposits	1,130,294	1,138,438	1,143,586	1,141,855	1,156,355
Average borrowings	2,865	3,187	6,302	7,449	9,756
Average stockholders’ equity	174,643	174,766	198,908	204,857	204,709

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.58%	3.74%	3.88%	4.05%	4.42%
Average loans	4.69	4.84	4.91	4.94	5.20
Average securities	1.54	1.39	1.55	1.83	2.02
Average other interest–earning assets	0.27	0.27	0.41	0.26	0.28
Total average interest–bearing liabilities	0.33	0.35	0.26	0.36	0.38
Average interest–bearing deposits	0.33	0.35	0.36	0.35	0.38
Average borrowings	0.28	1.02	1.52	1.39	1.15
Net interest rate spread	3.25	3.39	3.51	3.69	4.04
Net interest margin	3.31	3.45	3.58	3.76	4.11
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	11.86%	11.84%	11.67%	13.20%	13.33%
Tangible equity to tangible total assets (end of period)	11.72	11.67	11.49	13.02	13.14
Risk–based total capital ratio	18.38	18.59	18.01	19.53	19.16
Risk–based tier 1 capital ratio	17.12	17.33	16.75	18.27	17.90
Tier 1 leverage ratio	11.66	11.62	11.43	12.95	13.07
Tier 1 capital	$169,823	$169,763	$168,734	$193,517	$198,213
BankFinancial FSB
Risk–based total capital ratio	15.74%	15.84%	15.32%	16.96%	16.67%
Risk–based tier 1 capital ratio	14.48	14.59	14.07	15.70	15.40
Tier 1 leverage ratio	9.86	9.77	9.60	11.13	11.25
Tier 1 capital	$143,589	$142,861	$141,629	$166,248	$170,573

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.50	$8.09	$7.42	$8.79	$7.53
High	8.71	8.40	8.85	9.24	7.56
Low	7.19	7.19	6.62	7.31	5.66
Book value per share	$8.21	$8.24	$8.20	$9.40	$9.64
Tangible book value per share	$8.08	$8.10	$8.06	$9.24	$9.47
Cash dividends declared on common stock	$0.02	$—	$—	$0.01	$0.01
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$76	$678	$(25,022)	$(5,222)	$798
Average common shares outstanding	21,088,263	21,072,966	21,072,966	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,084,709)	(1,108,938)	(1,133,374)	(1,157,974)	(1,209,023)
Unvested restricted stock shares	(13,797)	—	—	—	(3,524)
Weighted average common shares outstanding	19,989,757	19,964,028	19,939,592	19,914,992	19,860,419
Plus: Dilutive common shares equivalents	556	—	—	—	—
Weighted average dilutive common shares outstanding	19,990,313	19,964,028	19,939,592	19,914,992	19,860,419
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	—	—	141,000	1,881,053
Weighted average exercise price of anti–dilutive options	$—	$—	$—	$17.21	$16.58
Basic earnings (loss) per common share	$—	$0.03	$(1.25)	$(0.26)	$0.04
Diluted earnings (loss) per common share	$—	$0.03	$(1.25)	$(0.26)	$0.04

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Pre–tax pre–provision earnings from core operations
Loss before income taxes	$76	$341	$754	$3,135
Provision for loan losses	206	1,745	928	2,741
	282	2,086	1,682	5,876
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	(40)	—	(1,340)	—
Nonperforming asset management	655	1,117	1,349	2,357
Loss on sale of other real estate owned	49	54	118	(84)
Valuation adjustments of other real estate owned	141	1,036	230	1,425
Operations of other real estate owned	232	601	585	902
Adjustments	1,037	2,808	942	4,600
Pre–tax pre–provision earnings from core operations	$1,319	$4,894	$2,624	$10,476

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.36%	1.28%	0.36%	1.37%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2013		2012
	IIQ	IQ	IVQ	IIIQ	IIQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$76	$678	$(25,022)	$(5,222)	$341
Provision for loan losses	206	722	24,328	4,453	1,745
	282	1,400	(694)	(769)	2,086
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	(40)	(1,300)	—	—	—
Nonperforming asset management	655	694	1,126	1,728	1,117
Loss (gain) on sale of other real estate owned	49	69	379	(42)	54
Valuation adjustments of other real estate owned	141	89	1,783	2,352	1,036
Operations of other real estate owned	232	353	344	432	601
	1,037	(95)	3,632	4,470	2,808
Pre–tax pre–provision earnings from core operations	$1,319	$1,305	$2,938	$3,701	$4,894

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.36%	0.36%	0.78%	0.98%	1.28%

(1)	Annualized